UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 18, 2004

CoBiz Inc.

(Exact name of registrant as specified in its charter)

Colorado	000-24445	84-0826324
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

821 17th Street Denver, Colorado 80202
(Address of principal executive offices and zip code)

(303) 293-2265
Registrant’s telephone number, including area code

ITEM 5.  OTHER EVENTS

On May 24, 2004, CoBiz Inc. issued a press release announcing the raising of $30 million in a trust-preferred securities offering.  The press release is attached hereto as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COBIZ INC.

	By:	/s/	Lyne B. Andrich
Lyne B. Andrich
Executive Vice President and Chief Financial Officer
Date: May 24, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release of CoBiz Inc. on May 24, 2004